UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):

                                  May 24, 2001
                                  ------------


                             Commission file number

                                     0-27599


                                  SulphCo, Inc.
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Nevada                                                 88-0222729
---------------------------                            -------------------------
(State of other jurisdiction                                (I.R.S. Employer
of incorporation or                                        Identification No.)
organization)


1650 Meadow Wood Lane, Reno, Nevada                            89502
-----------------------------------                           ------------------
(Address of principal executive offices)                      (Zip Code)


Registrant's Telephone number, including area code:  (775)829-1310
                                                     -------------


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Item No. 4.       Changes in Registrant's Certifying Accountant.
-----------       ----------------------------------------------

         On May 24, 2001, the Company engaged Tanner & Co. in Salt Lake City, Utah to act as the Company's principal independent accountants. In this regard, the Company replaced its former independent account, W. Dale McGuie of Reno, Nevada.

         The Registrant's former accountant, W. Dale McGhie did not resign and did not decline to stand for reelection. The former accountant simply was replaced as of May 24, 2001 due to the Company's decision to apply for a listing on the American Stock Exchange. The decision to change accountants was recommended and approved by both the Company's Audit Committee and its Board of Directors.

         Reports prepared by the Registrant's principal accountant on the Registrant's financial statements for the past two (2) years, have not contained an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

         1. The Independent Auditor's Report prepared by W. Dale McGhie in connection with the Company's financial statements for the eight months ending August 31, 1999 and for the years ending December 31, 1998 and 1997, contained the following statement:

         The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in Notes 1 and 10 to the financial statements, the Company recently reorganized and its ability to continue as a going concern is dependent on attaining future profitable operations. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 1 of those financial statements, under the heading "ORGANIZATION AND NATURE OF BUSINESS," stated:

         FilmWorld,  Inc. ("the Company") is a Development  Stage  Enterprise as
         defined  by  FASB  statement  No.  7,   "Accounting  and  Reporting  by
         Development Stage Enterprises."

         The Company was originally organized under the laws of the State of Nevada on December 23, 1986, under the name Hair Life Inc. The Company became inactive during 1987 and remained inactive until September 1, 1994. On September 1, 1994, the shareholders of the Hair Life, Inc. and the "The Patterson Group" (a California S Corporation) approved a reverse acquisition agreement whereby The Patterson Group became a wholly owned subsidiary of Hair Life, Inc., in exchange for 4,500,000 shares of common stock (after giving effect to a reverse stock split) of Hair Life. Hair Life, Inc. then changed its name to The Patterson

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         Group.  The  Patterson  Group changed its  capitalization  by a reverse split of the then outstanding common stock of one new share for each forty old shares. The Patterson Group conducted operations via 2
         subsidiaries   until   approximately  June  1998,  at  which  time  one
         subsidiary sought relief under Chapter 7 of the bankruptcy laws in the United States Bankruptcy Court for the Central District of California. The effects of the bankruptcy were reflected in the 1997 audit of the Patterson Group. Another subsidiary, APF Holdings (fka Blue Parrot Holdings) also discontinued operations in 1998, after which time the Patterson Group transferred all interest in it to the majority shareholder of The Patterson Group. By December 31, 1998, the Patterson Group had discontinued all operations and remained dormant until May 1999.

         In May of 1999, the majority shareholder of the Patterson Group sold his common stock in the Patterson Group (equaling approximately 90% of the outstanding common stock). On or about July 18, 1999, the new shareholders funded the Company with $50,000 and film rights with a cost basis of $525,000 (which is also the current fair market value) after giving effect to a ten for one reverse split and changing the corporate name to FilmWorld, Inc. The Company authorized a capitalization of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, with a par value of $0.001 per share. All references in the accompanying financial statements to the number of common shares and the per-share amounts for 1997 and 1998 have been restated to reflect the reverse split and authorized capitalization.

         On July 19, 1999, the stockholders of the Company approved a plan of informal quasi reorganization. This plan eliminated its then retained deficit of $1,163,065 and lowered additional paid in capital by the same amount.

         The  Company  is  currently  in  the  motion  picture   production  and
         distribution business.

Note 10 to those financial statements, under the heading "Uncertainty Regarding Going Concern," stated:

         The Company's financial statements have been prepared assuming that the Company will continue as a going concern. The Company's ability to continue as a going concern is dependent on attaining future profitable operations. If operations do not become profitable, then substantial doubt exists about the Company's ability to continue as a going concern. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

         2. The Independent Auditor's Report prepared by W. Dale McGhie in connection with the Company's financial statements for the years ending December 31, 1999, 1998 and 1997, contained the following statement:

         The accompanying financial statements have been presented assuming that the Company will continue as a going concern. As discussed in Notes 1 and 10 to the financial statements, the Company has recently reorganized and its ability to continue as a going concern is dependent on attaining future profitable operations. The financial statements do not include any adjustments that might result from that outcome of this uncertainty.

Note 1 of those financial statements, under the heading "Organization and Nature of Business," stated:

         FilmWorld,  Inc. ("the Company") is a Development  Stage  Enterprise as
         defined  by  FASB  statement  No.  7,   "Accounting  and  Reporting  by
         Development Stage Enterprises."

         The Company was originally organized under the laws of the State of Nevada on December 23, 1986, under the name Hair Life Inc. The Company became inactive during 1987 and remained inactive until September 1, 1994. On September 1, 1994, the shareholders of the Hair Life, Inc. and the "The Patterson Group" (a California S Corporation) approved a reverse acquisition agreement whereby The Patterson Group became a wholly owned subsidiary of Hair Life, Inc., in exchange for 4,500,000 shares of common stock (after giving effect to a reverse stock split) of Hair Life. Hair Life, Inc. then changed its name to The Patterson Group. The Patterson Group changed its capitalization by a reverse split of the then outstanding common stock of one new share for each forty old shares. The Patterson Group conducted operations via 2 subsidiaries until approximately June 1998, at which time one subsidiary sought relief under Chapter 7 of the bankruptcy laws in the United States Bankruptcy Court for the Central District of California. The effects of the bankruptcy were reflected in the 1997 audit of the Patterson Group. Another subsidiary, APF Holdings (fka Blue Parrot Holdings) also discontinued operations in 1998, after which time the Patterson Group transferred all interest in it to the majority shareholder of The Patterson Group. By December 31, 1998, the Patterson Group had discontinued all operations and remained dormant until May 1999.

         In May of 1999, the majority shareholder of the Patterson Group sold his common stock in the Patterson Group (equaling approximately 90% of the outstanding common stock). On or about July 18, 1999, the new shareholders funded the Company with $50,000 and film rights with a cost basis of $525,000 (which is also the current fair market value) after giving effect to a ten for one reverse split and changing the corporate name to FilmWorld, Inc. The Company authorized a capitalization of 100,000,000 shares of common stock and 10,000,000 shares of preferred stock, with a par value of $0.001 per share. All references in the accompanying financial statements to the number of common shares and the per- share amounts for 1997 and 1998 have been restated to reflect the reverse split and authorized capitalization.

         On July 19, 1999, the stockholders of the Company approved a plan of informal quasi reorganization. This plan eliminated its then retained deficit of $1,163,065 and lowered additional paid in capital by the same amount.

         The  Company  is  currently  in  the  motion  picture   production  and
         distribution business.

Note 10 to those financial statements, under the heading "Uncertainty Regarding Going Concern," stated:

         The Company's financial statements have been prepared assuming that the Company will continue as a going concern. The Company's ability to continue as a going concern is dependent on attaining future profitable operations. If operations do not become profitable, then substantial doubt exists about the Company's ability to continue as a going concern. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

         During the most recent two (2) fiscal years, and any subsequent interim period through May 24, 2001, there have not been any disagreements with the Registrant's former accountant on any matter of accounting principles or practices, financial statements disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountant, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

         None of the following  events have occurred within the Registrant's two
(2) most recent fiscal years, or in any subsequent interim period through May 24, 2001 preceding the former accountant's replacement:

         (A) The registrant's accountant, or former accountant, having advised the registrant that the internal controls necessary for the registrant to develop reliable financial statements do not exist;

         (B) the registrant's accountant, or former accountant having, advised the registrant that information has come to the accountant's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

         (C)(1) the registrant's accountant, or former accountant, having advised the registrant of the need to expand significantly the scope of its audit, or that information has come to the accountant's attention during the time period covered by Item 304(a)(1)(iv) of Regulation S-K, that if further investigated may (i) materially impact the fairness or reliability of either; a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that may prevent it from rendering an unqualified audit report on those financial statements), or (ii) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and (2) due to the accountant's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, the accountant did not so expand the scope of its audit or conduct such further investigation; or

         (D)(1) the registrant's accountant, or former accountant, having advised the registrant that information has come to the accountant's attention that it has concluded materially impacts the fairness or reliability of either
(i) a previously issued audit report or the underlying financial statements,  or
(ii) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to the accountant's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and (2) due to the accountant's resignation, dismissal or declination stand for re-election, or for any other reason, the issue has not been resolved to the accountant's satisfaction prior to its resignation, dismissal or declination to stand for re-election.

Item No. 7.       Exhibits
-----------       --------

(16) Letter on change in certifying accountant. Unavailable at time of filing. Will be included in an amended filing.


                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: June 1, 2001              SULPHCO, INC.


                                By: /s/ Mark T. Cullen
                                    ------------------
                                        Dr. Mark T. Cullen
                                        Chief Executive Officer and President


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